SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 9, 1999

                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

CALIFORNIA                            0-3658                      95-1068610
(State or Other Jurisdiction        (Commission                   (IRS Employer
of Incorporation)                  File Number)              Identification No.)

114 EAST FIFTH STREET, SANTA ANA, CALIFORNIA                          92701-4642
(Address of Principal Executive Offices)                              (Zip Code)

Registrants telephone number, including area code  (714) 558-3211

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS.

See the attached Exhibit. The full impact of the change in the Registrant's revenue recognition policy discussed in the attached press release is not reasonably estimable at this time.

ITEM 7.           EXHIBITS

99 Press Release of The First American Financial Corporation dated February 9, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE FIRST AMERICAN FINANCIAL CORPORATION



Date: February 10, 1999                  By:  /s/ Thomas A. Klemens
                                             -----------------------
                                             Name:   Thomas A. Klemens
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer